UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2004

CRT PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

1-9997	59-2898045
Commission File Number)	(IRS Employer Identification No.)

225 NE MIZNER BOULEVARD, SUITE 200 BOCA RATON, FLORIDA	33432
(Address of Principal Executive Offices)	(Zip Code)

(561) 395-9666

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Reports)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2004, CRT Properties, Inc. entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, as representative of the several underwriters named in the agreement (the “Underwriters”), relating to the sale of the Company’s common shares, value $0.01 per share. Pursuant to the underwriting agreement, the Company agreed to sell 4,350,000 common shares to the Underwriters at a price of $23.78 per share. The common shares will be resold by the Underwriters from time to time in negotiated transactions or otherwise beginning immediately following the effective time of the underwriting agreement. The common stock will be issued pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission, as well as a prospectus supplement relating to the offering. The offering is expected to close on December 21, 2004. Pursuant to the underwriting agreement, the Company has also granted the Underwriters an option to purchase an additional 435,000 shares to cover over-allotments. This summary description of the underwriting agreement is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 1.1 and by this reference made a part hereof.

Item 7.01. Regulation FD Disclosure.

On December 15, 2004, CRT Properties, Inc. announced today that it had entered into an agreement to sell 4,350,000 shares of common stock pursuant to an underwriting agreement between the Company and Morgan Stanley & Co. Incorporated, as more particularly described in the Company’s News Release dated December 15, 2004, a copy of which is attached hereto as Exhibit 99.1 and by this reference made a part hereof.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description of Exhibits
1.1	Underwriting Agreement, dated December 15, 2004, between the Company and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein.

99.1	CRT Properties, Inc. News Release, dated December 15, 2004

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRT PROPERTIES, INC.
Dated: December 17, 2004	By:	/s/ Steven A. Abney
Steven A. Abney
		Title:	Vice President, Finance and Principal Accounting Officer

3

EXHIBIT INDEX

     The following designated exhibits are filed herewith:

Exhibit
Number	Description of Exhibits
1.1	Underwriting Agreement, dated December 15, 2004, between the Company and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein.

99.1	CRT Properties, Inc. News Release, dated December 15, 2004

4